SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

                         Firetector Inc. (File No. 0-17580)
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules
14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                 Firetector Inc.
                                262 Duffy Avenue
                           Hicksville, New York 11801



Dear Stockholder:

                  You are cordially invited to attend the Annual Meeting of the Stockholders of Firetector Inc., a Delaware corporation ("Firetector" or the "Company") to be held at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York 10012, on April 20, 1999 at 11:00 a.m.

                  At the meeting you will be asked to consider and vote upon (a) the election of five (5) Directors to Firetector's Board of Directors; (b) an amendment to the Company's Certificate of Incorporation to reduce the number of authorized shares of Common Stock from 25,000,000 to 10,000,000; (c) the appointment of Moore Stephens, P.C. as Firetector's Auditors for the fiscal year ending September 30, 1999; and (d) any other business that properly comes before the meeting or any adjournments or postponements thereof.

                  Your vote is important. We urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying prepaid envelope. You may, of course, attend the Meeting and vote in person, even if you have previously returned your proxy card.

                                Sincerely yours,



                                 Joseph Vitale,
                                President and Chief
                                Operating Officer

                                 Firetector Inc.
                                262 Duffy Avenue
                           Hicksville, New York 11801

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on April 20, 1999


To the Stockholders of
  Firetector Inc.

                  Notice is hereby given that the Annual Meeting of Stockholders of Firetector Inc., a Delaware corporation ("Firetector" or the "Company") will be held at 11:00 a.m., local time, on April 20, 1999 at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York, for the following purposes:

                  (1) To consider and vote upon the election of the Board of Directors consisting of five (5) persons to serve until the next annual meeting of the stockholders;

                  (2) To consider and vote upon an amendment to the Company's Certificate of Incorporation to reduce the number of authorized shares of Common Stock from 25,000,000 to 10,000,000

                  (3) To consider and vote upon a proposal to ratify the selection of Moore Stephens, P.C. as Firetector's independent auditors for the fiscal year ending September 30, 1999;

                  (4) To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

                  Only record holders of Common Stock at the close of business on March 16, 1999 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                  To ensure that your vote will be counted, please complete, sign, date and return the Proxy in the enclosed prepaid envelope whether or not you plan to attend the Annual Meeting. You may revoke your proxy by notifying the secretary of the company in writing at any time before it has been voted at the Annual Meeting.


                             By Order of the Board of Directors


                                John A. Poserina
                           Secretary, Firetector Inc.
March 19, 1999
Hicksville, New York


     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING.

                                 FIRETECTOR INC.


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 20, 1999


         THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRETECTOR INC.

         If properly signed and returned and not revoked, the proxy will be voted in accordance with the instructions it contains. The persons named in the accompanying proxy will vote the proxy for the Board of Director's slate of directors and for the other matters listed on the proxy as recommended by the Board of Directors unless contrary instructions are given. At any time before it is voted, each proxy granted may be revoked by the stockholder by a later dated proxy, by written revocation addressed to the Secretary of Firetector Inc. at the address below or by voting by ballot at the Annual Meeting.

         The Company's principal executive offices are located at 262 Duffy Avenue, Hicksville, New York 11801. This proxy statement and the accompanying proxy are being sent to stockholders on or about March 19, 1999. ANY PROXY MAY BE REVOKED IN PERSON AT THE ANNUAL MEETING, BY SUBMITTING A PROXY DATED LATER THAN THE PROXY TO BE REVOKED OR BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING AT ANY TIME PRIOR TO THE TIME THE PROXY IS VOTED.

                                VOTING SECURITIES

         The Board has fixed the close of business on March 16, 1999 as the record date (the "Record Date") for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 1,571,097 shares of Common Stock. The Common Stock is entitled to vote on the election of members of the Board of Directors, the amendment to the Certificate of Incorporation, ratification of the appointment of independent auditors and other business as may properly come before the meeting or any adjournment thereof. The holders of a majority of the Common Stock constitute a quorum for those portions of the Annual Meeting where action is required of holders of Common Stock.

                         ACTION TO BE TAKEN UNDER PROXY

         All proxies for holders of Common Stock in the accompanying form that are properly executed and returned will be voted at the Annual Meeting and any adjournments thereof in accordance with any specifications thereon or, if no specifications are made, will be voted for the election of the five nominees described herein, for the amendment to the Certificate of Incorporation and for ratification of the appointment of independent auditors.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Five (5) directors will be elected to hold office duly until the next Annual Meeting of Stockholders and until their successors have been elected and duly qualified. The persons named on the accompanying proxy will vote all shares for which they have received proxies for the election of the nominees named below unless contrary instructions are given. In the event that any nominee should become unavailable, shares will be voted for a substitute nominee unless the number of directors constituting a full board is reduced. Directors are elected by plurality vote.

         There were six meetings of the Board of Directors of the during the fiscal year ended September 30, 1998 of the Company (actions were taken by unanimous consent). All directors attended 75% or more meetings of the Board of Directors. Directors are not compensated for their service.

                                    NOMINEES

                  The name, age and position with the Company of each nominee for director of the Company is listed below, followed by summaries of the background and principal occupations.

                                                             DATE SERVICE
    NAME            AGE             OFFICE                   COMMENCED

Daniel S. Tamkin     39             Chairman, Chief          October 1990
                                    Executive Officer,
                                    General Counsel and
                                    Director, Audit
                                    Committee

Joseph Vitale        52             President, Chief         May 1994
                                    Operating Officer
                                    and Director

John A. Poserina     58             Secretary, Treasurer,    January 1997
                                    Vice President, Chief
                                    Financial Officer,
                                    and Director

Dennis P. McConnell  45             Director, Audit          January 1997
                                    Committee

Henry Schnurbach     46             Director, Audit          October 1988
                                    Committee



         The Company's Bylaws allow the Board to fix the number of Board members between one and seven. The number has been fixed, at present, at five, but the Board can increase the number to seven at anytime without stockholder approval.

Information Concerning Current Directors and Nominees for Director

     Mr. Tamkin has a J.D. degree from New York University School of Law and an A.B. degree from Columbia University. Mr. Tamkin has been Chief Executive Officer since March 15, 1996, prior to which Mr. Tamkin was Vice President and General Counsel of the Company from October 1990. Also since October 1990, Mr. Tamkin has been a Vice President of Mirtronics and Executive Vice President of Forum Financial Corporation, a Toronto based merchant banking organization controlled by a Director of Mirtronics. Since November 1992, Mr. Tamkin has been a director of Unicap Commercial Corporation, an Ontario corporation which is registered under the Securities Exchange Act of 1934 (the "Exchange Act"). Since November 1998, Mr. Tamkin has been a Director and Chief Operating Officer of Ntex Incorporated, a manufacturer of textile products. Mr. Tamkin is presently Counsel to Dolgenos Newman & Cronin LLP, counsel to the Company.

     Mr. Vitale has been President of the Company since March 15, 1996. Mr. Vitale has been active in the fire/communications industry with Casey since 1982. Mr. Vitale has been President of Casey Systems Inc. since 1993 and has held the positions of Director of Engineering, Vice President - Engineering and Executive Vice President. Mr. Vitale holds a Bachelor of Science degree in Engineering from C.W. Post College and a Master of Science degree in Electrical Engineering from New York University.

     Mr. Poserina joined the Company as Treasurer, Vice President, Chief Financial Officer and Director as of January 1, 1997. From December 1995 until he joined the Company, Mr. Poserina was an independent financial consultant. Also, from July 1996 to September 1996, Mr. Poserina was Chief Financial Officer of Happiness Express Inc. Mr. Poserina was Chief Financial Officer of Dorne and Margolin Inc. from November 1994 to December 1995. Prior to that, Mr. Poserina spent 15 years as Vice President, Treasurer and Chief Financial Officer of Chryon Corporation, a NYSE listed company registered under the Exchange Act. Mr. Poserina holds a Bachelor of Science in accounting from the University of Rhode Island and is a Certified Public Accountant.

     Mr. McConnell is a partner in the firm of Dolgenos Newman & Cronin LLP, counsel to the Company. Prior to being associated with Dolgenos Newman & Cronin, he was associated with Varet & Fink P.C. from 1989 to March 1993. Mr. McConnell holds a J.D. degree from New York Law School.

     Mr. Schnurbach has a Bachelor of Commerce degree from Sir George Williams University and is a Certified Management Accountant in Ontario. Since October 1991, Mr. Schnurbach has been Chief Executive Officer of Cantar/Polyair Corporation ("CPC"). Since February 1996, Mr. Schnurbach has also served as President of Polyair Inter Pack Inc., an Ontario corporation traded on the Toronto Stock Exchange, and the holding company of CPC.

     There are no family relationships between any Director or Executive Officer of Firetector and any other Director or Executive Officer of Firetector.

         Directors hold office for a period of one year from the Annual Meeting of Stockholders at which they are elected or until their successors are duly elected and qualified. Officers are appointed by the Board of Directors and hold office at the will of the Board. There is no nominating or compensation committee of the Board of Directors nor is there any committee performing similar functions. Messrs. Tamkin, Schnurbach and McConnell comprise the audit committee of the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Registrant is not aware of any Section 16(a) filing deficiences. In making these statements, the Company has relied on the written representations of its directors and officers and copies of the reports that they and 10% holders have filed with the Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's outstanding Common Stock at March 16, 1999 of (i) each beneficial owner of more than five percent of the Common Stock, (ii) each of the Company's Directors, and (iii) all Officers and Directors of the Company as a group.

                Common Stock Beneficially Owned At March 16, 1999

                                     Number of Shares     Percent of Shares
                                     --------------------------------------
Mirtronics Inc.(1)                          993,211              46.6%
Genterra Capital Corporation(2)             166,667               7.8%
Daniel S. Tamkin (3)                        122,733               7.8%
Joseph Vitale (4, 5)                         12,125                nil
Henry Schnurbach (2, 5)                       3,667                nil
John A. Poserina (4, 5)                       9,167                nil
Dennis P. McConnell (5, 6)                    1,667                nil
All Executive Officers and
Directors as a Group (5 Persons)            149,359               7.0%
----------
     (1) Includes 310,000 shares of Common Stock issuable upon conversion of debt owed to Mirtronics and convertible into shares of Common Stock. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS". Address is 106 Avenue Road, Toronto, Ontario.

   (2) Includes 133,333 shares of Common Stock issuable upon exercise of presently exercisable options. Address is 106 Avenue Road, Toronto, Ontario.

   (3) Includes 5,833 shares of Common Stock issuable upon exercise of presently exercisable options and 96,900 options on shares held by Mirtronics. Address is 96 Spring Street, New York, NY.

    (4) Address is 262 Duffy Avenue, Hicksville, NY.

    (5) Issuable upon exercise of presently exercisable options.

    (6) Address is 96 Spring Street, New York, NY.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In consideration of collateral support for a previous credit facility for the Company and various loans over several years, the Company had granted to Mirtronics options to purchase the Company's Common Stock. Mirtronics had the right to acquire up to an aggregate of 613,333 shares of common stock at an exercise price of $.90 per share, a portion of which were held for the benefit of the Company's Chairman. These options were to expire on December 31, 1998. In addition, the Company had previously entered into a Debt/Equity Agreement with Mirtronics, that provided for the retirement of debt and the issuance to Mirtronics of 225,000 shares of Preferred Stock, which could also be converted into 450,000 shares of common stock (675,000 and 1,350,000 respectively, before giving effect to a one for three reverse split in September 1998).

         In February 1998, the Company and Mirtronics reached an agreement to reorganize the options, convertible debt and preferred stock held by Mirtronics so as to reduce the potential dilution of these securities by 366,667 shares of common stock. Under this agreement, Firetector redeemed the $675,000 of Convertible Preferred Stock and $170,000 of convertible debt for an aggregate price of $845,000. These securities were convertible into 563,333 shares of common stock. In satisfaction thereof, Firetector issued a $620,000 Convertible Note with interest at 10% (payable upon demand and convertible into 413,333 shares of common stock at a conversion price of $1.50 per share until December 31, 2002), and a $225,000 Note (without a convertible feature), with interest at 10%, payable upon demand. The foregoing notes are limited as to repayment based upon covenant requirements and borrowing availability under the terms of the Company's Credit Facility. Also in connection with this reorganization, Mirtronics exercised 613,333 options for common stock for an aggregate consideration of $552,000 and Firetector simultaneously repurchased and retired 216,667 of the newly issued shares for $552,000.

         In September 1998, the Company entered into a Debt Matching Agreement with Mirtronics whereby an aggregate of $508,619 due by Mirtronics to Firetector was applied to reduce the notes payable and interest due by Firetector to Mirtronics. As a consequence of this debt matching agreement, the $225,000 Non-Convertible note with interest of $13,870 was satisfied in full and the $620,000 Convertible Note with interest of $38,219 was reduced to a new balance of $392,973. In addition, the right to convert this note into 413,333 shares of common stock was surrendered in consideration for a new warrant to purchase 310,000 shares of common stock (the "1998 warrants"). These 1998 warrants are exercisable at anytime until December 31, 2003 at an exercise price of $1.02 per share.

         In consideration of collateral support for the Company's Credit Facility in 1994, the Company granted Genterra Capital Corporation, an Ontario Corporation, ("GCC", formerly known as First Corporate Capital Inc.) options for 166,667 unregistered shares of the Company's common stock at $.90 per share through December 31, 1999. In July 1996, GCC exercised 33,334 of these options at $.90 per share. An officer of GCC is also a director of Mirtronics.

         In 1985, Casey entered into a royalty agreement with Joseph Vitale, prior to his becoming the President and Chief Operating Officer of the Company. The agreement pays Mr. Vitale a royalty on certain systems marketed and serviced by Casey. In fiscal year ended September 30, 1998, Casey paid $86,108 pursuant to the terms of the agreement.

     Management believes each of the foregoing transactions was entered into on terms at least as favorable as could be obtained from unrelated parties negotiating at arms-length.

     Daniel S. Tamkin, Chairman, Chief Executive Officer and General Counsel of Firetector, is also an officer of Mirtronics, Firetector's largest stockholder. Mr. Schnurbach, a Director of the Company, is a Director of Mirtronics.



                                   MANAGEMENT

         The following table sets forth certain information with respect to the Executive Officers of the Company:

                                                                   DATE SERVICE
    NAME                      AGE             OFFICE                  COMMENCED

Daniel S. Tamkin              39        Chairman, Chief            October 1990
                                        Executive Officer,
                                        General Counsel and
                                        Director

Joseph Vitale                 52        President, Chief               May 1994
                                        Operating Officer
                                        and Director


John A. Poserina              58        Secretary, Treasurer,      January 1997
                                        Vice President, Chief
                                        Financial Officer,
                                        and Director


     Mr.  Tamkin   biographical   information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

     Mr.  Vitale   biographical   information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

     Mr.  Poserina  biographical  information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensation paid or accrued by the Company for services rendered to it for each of the three fiscal years ended September 30, 1998, as to Daniel S. Tamkin, the Company's present Chief Executive Officer, Joseph Vitale, the Company's President and Chief Operating Officer, and John A. Poserina, the Company's Chief Financial Officer and Secretary; none of the Company's other Executive Officers had aggregate remuneration in excess of $100,000.

                                                              LONG
                    ANNUAL COMPENSATION                 TERM COMPENSATION
                                                                   All Other
Year      Salary ($)       Bonus($)     Other($)      Option/SAR Compensation
- -----------------------------------------------------------------------------
Daniel S. Tamkin
1998      $70,000            --          6,600
1997      $65,000            --          6,300           (1)          --
1996      $69,000            --           --                          --

Joseph Vitale
1998      $98,000            -           6,200                        --
1997      $90,000          15,000        6,000           (2)          --

John A. Poserina
1998     $113,000            -           6,600                        --
1997     $ 92,000          15,000        6,300           (3)          --
------

(1) Options to purchase 1,667 shares of Common Stock, at a price of $1.00 per share, were issued to Mr. Tamkin in August, 1997.

(2) Options to purchase 4,167 shares of Common Stock, at a price of $1.00 per share, were issued to Mr. Vitale in August, 1997, and options to purchase 3,792 shares of Common Stock, at a price of $1.00 per share, were issued to him in 1996.

(3) Options to purchase 9,167 shares of Common Stock, at a price of $1.00 per share, were issued to Mr. Poserina in 1997.

The above stock option information reflects the effect of a one for three (1:3) reverse split of the Common Stock effected in September 1998 and the repricing of the exercise price to $1.00 per share.

-----------

         In December 1995, the Board of Directors voted to institute a 401(k) plan for nonunion employees to be effective January 1, 1996. The plan includes a profit sharing provision based on a determination of the Board of Directors. During fiscal 1997, the Board of Directors approved a payment totaling $22,500 for participants of the union and non-union 401(k) plans. There was no payment approved for these plans for fiscal 1998.

         Directors do not receive any compensation for their service. Out-of-pocket expenses for travel, meals and miscellaneous expenses incurred in the course of the Director's activities on behalf of the Company are reimbursed at cost.

         On April 30, 1997, the Company and its shareholders adopted a nonqualified stock option plan ("1997 Plan"), which expires September 30, 2002, except as to options then outstanding under the 1997 Plan. Under the 1997 Plan, the Board of Directors may grant options to eligible employees at exercise prices not less than 100% of the fair market value of the common shares at the time the option is granted. The number of shares of Common Stock that may be issued shall not exceed an aggregate of up to 10% of its issued and outstanding shares from time to time. Options vest at a rate of 20% per year commencing one year after date of grant. Issuances under the 1997 Plan are to be reduced by options outstanding under a 1990 nonqualified stock option plan (replaced by the 1997 Plan). Effective September 30, 1998, all outstanding employee stock options were reset to an exercise price of $1.00 per share.

         The Company currently has issued and outstanding options to purchase 72,958 shares of Common Stock at an exercise price of $1.00 per share, to certain of its officers, Directors and employees. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT".


                                 PROPOSAL NO. 2
              APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION
           TO EFFECT A REDUCTION OF AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors of the Company has unanimously approved, and is hereby soliciting stockholder approval of, an amendment to the Company's Certificate of Incorporation (the "Amendment"), effecting a reduction in the number of authorized shares of Common Stock (the "Reduction").

         The Certificate of Incorporation of the Company, as amended to date, provides for 25,000,000 authorized shares of Common Stock, par value $.001 per share; 1,571,097 of which were issued and outstanding as of the Record Date, and 2,000,000 shares of Preferred Stock, par value $.01, of which none were issued and outstanding as of the Record Date. The Amendment would reduce the number of authorized shares of Common Stock to 10,000,000 which will reduce the Company's Delaware franchise taxes.

         In order to effect the Reduction, the stockholders are being asked to approve the Amendment. The Board of Directors of the Company believes that the Reduction is in the best interests of the Company and has approved the Reduction. The Board of Directors of the Company reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to decide not to proceed with the Reduction if at any time prior to its effectiveness it determines, in its sole discretion, that the Reduction is no longer in the best interests of the Company and its stockholders.

         The Board of Directors may make any and all changes to the Amendment that it deems necessary in order to file the Amendment with the Delaware Secretary of State and give effect to the Reduction.

NO DISSENTERS' RIGHTS

         Dissenting stockholders have no appraisal rights under Delaware law or under the Company's Certificate of Incorporation or Bylaws in connection with the Reduction.

         The Board of Directors of Firetector recommends a vote FOR the amendment to the Company's Certificate of Incorporation.


                                 PROPOSAL NO. 3
                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors of Firetector selected Moore Stephens, P.C. as auditors for the fiscal year ending September 30, 1999, subject to stockholder approval by ratification. Moore Stephens has been since September 1995, the independent auditors for Firetector. A representative of Moore Stephens is expected to be present at the Annual Meeting, at which time he or she will be afforded an opportunity to make a statement, and will be available to respond to questions.

     The Board of Directors of Firetector may, in its discretion, direct appointment of new independent auditors at any time during the fiscal year if the Board believes such change would be in the best interests of Firetector and its stockholders. No such change is anticipated.

         The Board of Directors of Firetector recommends a vote FOR the ratification of Moore Stephens for the fiscal year ending September 30, 1999.


                                 OTHER BUSINESS

     The proxy confers discretionary authority on the proxies with respect to any other business which may come before the Annual Meeting. The Board of Directors of Firetector knows of no other matters to be presented at the Annual Meeting. The persons named in the proxy will vote the shares for which they hold proxies according to their best judgment if any matters not included in this Proxy properly come before the meeting, unless the contrary is indicated.


                              STOCKHOLDER PROPOSALS

     Any stockholder proposal to be included in the proxy statement and form of proxy relating to the 2000 Annual Meeting of Firetector Stockholders must be received by the close of business on December 21, 1999 and must comply in all other respects with the rules and regulations of the Securities and Exchange Commission. Proposals should be addressed to: Corporate Secretary, Firetector Inc., 262 Duffy Avenue, Hicksville, New York 11801.

SHARES                            FIRETECTOR INC.                      PROXY NO.
                  262 Duffy Avenue, Hicksville, New York 11801

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Daniel S. Tamkin and Dennis P. McConnell as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below and on the reverse hereof, all shares of common stock of Firetector Inc. ("Firetector") held of record by the undersigned on March 16, 1999 at the annual meeting of stockholders of Firetector to be held on April 20, 1999 or any adjournments thereof.
The undersigned hereby revokes any proxies heretofore given to vote said shares.

         The undersigned hereby acknowledges receipt of Firetector's Annual Report for 1998 and of the Notice of Annual Meeting of Stockholders and attached Proxy Statement dated March 19, 1999.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                    Please sign exactly as your name appears to the left hereof. When signing as corporate officer, partner, attorney, administrator, trustee or guardian, please give your full title as such.

                                            Dated                        , 1999

                                            Authorized Signature

                                            Title
         Please mark boxes on reverse hereof in blue or black ink. Please date, sign and return this Proxy Card promptly using the enclosed envelope.
-------------------------------------------------------------------------------


1. Election of Directors.   For all nominees o         Withhold Authority  o
                            listed below (except as    to vote for all nominees
                            marked to the contrary     listed below
                            below)

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

   Daniel S. Tamkin      Dennis P. McConnell    Henry Schnurbach   Joseph Vitale

   John A. Poserina

2. To ratify the Amendment of the Certificate of Incorporation to reduce the number of authorized shares of Common Stock.

         For o               Against o      Abstain o

3. To ratify the appointment of Moore Stephens, P. C. as independent public accountants for Firetector for the fiscal year ending September 30, 1999.

    For o               Against o      Abstain o